                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            VendingData Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                                   91-1696010
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

 6830 Spencer Street, Las Vegas, Nevada                  89119
----------------------------------------    ------------------------------------
(Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                  Name of each exchange on which
        to be so registered                   each class is to be registered

    Common Stock; $.001 Par Value                 American Stock Exchange
---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

                                                       -------------------------
Securities Act registration statement file number to which this form
relates:                                                     N/A (if applicable)
                                                       -------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The class of securities to be registered hereby is the common stock, $.001 par value, of VendingData Corporation, a Nevada corporation. For a description of our common stock, we hereby incorporate by reference to our Registration Statement on Form SB-2 (File No. 333-109115), under the caption "Description of Our Capital Stock," as filed with the Securities and Exchange Commission on December 10, 2003.

ITEM 2.  EXHIBITS.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

VENDINGDATA CORPORATION
(Registrant)

Date: April 28, 2004



By: /s/ John R. Spina
    ------------------------------------------
    John R. Spina
    Chief Financial Officer